UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   January 23, 2013

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Gysan Holdings, Inc.
(Exact name of registrant as specified in its charter)

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Nevada	333-178199	Not Applicable
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Unit 7, 833 – 1st Ave. NW Calgary, AB T2N 0A4 Canada
(Address of principal executive offices)

(403) 229-2351

(Registrant's telephone number)

Not Applicable

(Former name or former address, if changed since last report)

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Copy of all Communications to:

Richard W. Jones, Esq.

 Jones & Haley, P.C.

115 Perimeter Center Place, Suite 170

Atlanta, Georgia  30346

Phone: 770.804.0500; Fax: 770.804.0509

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

❑

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.01.

Completion of Acquisition or Disposition of Assets.

On January 23, 2013, Gysan Holdings, Inc. (“Gysan”) acquired all the outstanding shares of Dino Energy Investments, Ltd. (“Dino”), a British Virgin Island Company, from Dino’s current shareholders in exchange for 65,000,000 shares of Gysan Common Stock and 45,000,000 shares of Gysan Class A Preferred Stock.  As a result of the transaction, Dino has become a wholly-owned subsidiary of Gysan.  Dino is a newly-formed oil and gas company and it has recently entered into an agreement with First Nation Group in Alberta, Canada (“First Nation”) for the exploration, development and production of hydrocarbon resources on and under the First Nation’s reserve lands (the “Exploration Agreement”).  The rights granted to Dino under the Exploration Agreement are subject to regulatory and governmental approval as well as a number of other conditions precedent.  It is expected that Dino, as a subsidiary of Gysan, will conduct all exploration and production activities through a wholly-owned subsidiary incorporated under the laws of Alberta, Canada.

Item 3.01.

Unregistered Sale of Equity Securities.

As the consideration for the purchase of all the outstanding Common Stock of Dino, Gysan issued 65,000,000 shares of Gysan Common Stock and 45,000,000 shares of Gysan Class A Preferred Stock to the shareholders of Dino.  The shares of Gysan Common Stock and Gysan Class A Preferred Stock were issued in reliance on an exemption from registration under Section 4(2) of The Securities Act of 1933, as amended.

Item 9.01.

Financial Statements and Exhibits.

A.

Financial Statements for Business Acquired.

1)

Consolidated Financial Statements for Gysan Holdings, Inc. for October 31, 2011 and October 31, 2012 (Exhibit 20.1).

2)

Consolidated Financial Statements for Dino Energy Investments, Ltd. for October 31, 2012 (Exhibit 20.2).

B.

Pro-Forma Financial Information.  Unaudited Pro Forma Financial Statements for Gysan Holdings, Inc. and Dino Energy Investments, Ltd. on a combined basis for October 31, 2012 (Exhibit 20.3).

C.

Exhibit 10.1- Exchange Agreement.  Incorporated by reference as filed with Gysan’scurrent report on Form 8-K dated January 23, 2013 .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gysan Holdings, Inc.
Dated: February 21, 2013.	By:	/s/ Winnie L. Fung______________
	PrintedName:	Winnie L. Fung________________
	Title:	Chief Financial Officer

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